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                                     ARTHUR ANDERSEN LLP

                                                                 Exhibit 23.1

                          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our firm) included in or made a part of this registration statement.

                                                    /s/ Arthur Andersen LLP



                                                        ARTHUR ANDERSEN LLP


Boston, Massachusetts
August 28, 1998